UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2007

TELEFLEX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-5353 (Commission File Number)	23-1147939 (I.R.S. employer identification no.)

155 South Limerick Road, Limerick, Pennsylvania (Address of principal executive offices)	19468 (Zip Code)
Registrant’s telephone number, including area code: (610) 948-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 27, 2007, Teleflex Incorporated (the “Company”) completed the sale of the Company’s business units that design and manufacture automotive and industrial driver controls, motion systems and fluid handling systems (the “Business”) to Kongsberg Automotive Holding ASA (“Kongsberg”) for $560 million in cash. The Business meets the criteria for reporting discontinued operations under Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”
This Current Report on Form 8-K presents the unaudited pro forma condensed combined Statements of Income for the interim nine month periods ended September 30, 2007 and September 24, 2006 and the unaudited pro forma condensed combined Balance Sheet as of September 30, 2007. In addition, this Current Report presents the unaudited pro forma condensed combined Statements of Income for the three years ended December 31, 2006, December 25, 2005 and December 26, 2004.
The unaudited pro forma financial information reflects the sale of the Business as a discontinued operation in accordance with SFAS No. 144 for all periods presented. The unaudited pro forma financial information also reflects the Company’s acquisition of Arrow International, Inc. (“Arrow”) as of and for the nine month period ended September 30, 2007, and for the year ended December 31, 2006. The unaudited pro forma information should be read in conjunction with the financial statements included in the Company’s Form 10-Q for the quarter ended September 30, 2007 and the annual financial statements included in the Company’s Current Report on Form 8-K filed on October 3, 2007, and the historical financial statements of Arrow included in the Company’s Current Report on Form 8-K/A filed on December 10, 2007.
Item 2.02 Results of Operations and Financial Condition.
On January 3, 2008, certain financial information reflecting as adjusted segment results of operations to reflect discontinued operations was made available through the Company’s website. A copy of such financial information is furnished as Exhibit 99.2 to this Current Report.
The information furnished pursuant to Item 2.02 of this Current Report, including Exhibit 99.2 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.
Item 9.01. Financial Statements and Exhibits.
(b)	The unaudited pro forma financial information required by Item 9.01 (b)(1) of Form 8-K is attached hereto as Exhibit 99.1

(d)	Exhibits

99.1	Unaudited Pro Forma Condensed Combined Statements of Income for the nine month periods ended September 30, 2007 and September 24, 2006, Unaudited Pro Forma Condensed Combined Statements of Income for the years ended December 31, 2006, December 25, 2005 and December 26, 2004 and the Unaudited Pro Forma Condensed Combined Balance Sheet for September 30, 2007.

99.2	As adjusted Segment Results of Operations to Reflect Discontinued Operations

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TELEFLEX INCORPORATED
By:	/S/ Jeffrey P. Black
Jeffrey P. Black
Chairman and Chief Executive Officer (Principal Executive Officer)

By:	/S/ Kevin K. Gordon
Kevin K. Gordon
Executive Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/S/ Charles E. Williams
Charles E. Williams
Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined Statements of Income for the nine month periods ended September 30, 2007 and September 24, 2006, unaudited pro forma condensed combined Statements of Income for the years ended December 31, 2006, December 25, 2005 and December 26, 2004 and the unaudited pro forma condensed combined Balance Sheet for September 30, 2007.

99.2	As adjusted Segment Results of Operations to Reflect Discontinued Operations

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